Exhibit 23.1






               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Spurlock Industries, Inc. dated August 6, 1996 of our report dated January 17, 1997, relating to the financial statements of Spurlock Industries, Inc. as of December 31, 1996.




                             Winter, Scheifley & Associates, P.C.
                             Certified Public Accountants


March 28, 1997
Englewood, Colorado